As filed via EDGAR with the Securities and Exchange Commission on February 4, 2008

Registration Statement No. 2-34277
ICA No. 811-1920

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. _____	[ ]
Post-Effective Amendment No. 55	[X]
And
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 35

STRALEM FUND (Exact Name of Registrant as Specified in Charter)
645 Madison Avenue, New York NY 10022 (Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (212) 888-8123 Philippe E. Baumann, 645 Madison Avenue, New York, New York 10022 (Name and Address of Agent for Service)

Copy to:

Aviva Grossman, Esq.
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

It is proposed that this filing will become effective (check appropriate box):

☐Immediately upon filing pursuant to paragraph (b)	☐on (date)pursuant to paragraph (b)
☐60 days after filing pursuant to paragraph (a)(1)	☒on February 29, 2008 pursuant to paragraph (a)(1)
☐75 days after filing pursuant to paragraph (a)(2)	☐on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:

☐           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

STRALEM EQUITY FUND

PROSPECTUS

February 29, 2008

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund as an investment.  The Securities and Exchange Commission also has not determined whether this prospectus is accurate or complete.  Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

Table of Contents

                                                             Page

STRALEM EQUITY FUND: RISK/RETURN SUMMARY:	1
Investment Objective	1
Principal Investment Strategies	1
Principal Risks of Investing	1
Bar Chart and Performance Table	1
Fees and Expenses	2
EXAMPLE OF EXPENSES	3
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RELATED RISKS	4
Investment Objective	4
Principal Investment Strategies	4
Risks of Investing	4
PORTFOLIO HOLDINGS	5
INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT	5
SHAREHOLDER INFORMATION	7
Investment Minimum	7
Net Asset Value	7
How to Purchase Shares	7
How to Redeem Shares	7
Dividends and Capital Gains Distributions	7
Frequent Purchases and Redemptions of Fund Shares	8
Tax Issues	8
FINANCIAL HIGHLIGHTS	9

-i-

STRALEM EQUITY FUND:  RISK/RETURN SUMMARY:

Investment Objective

Stralem Equity Fund is a no-load mutual fund with the investment objective of long-term capital appreciation.

Principal Investment Strategies

The Fund, under normal market conditions, seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of U.S .S&P 500 Index companies with a market capitalization of $4 billion or greater.

Principal Risks of Investing

The Fund is subject to the risks common to all mutual funds that invest in equity securities. You may lose money by investing in the Fund if any of these occur:

•	the stock markets of the United States go down, decreasing the value of equity securities;
•	a stock or stocks in the Fund’s portfolio does not perform as expected;
•	the Fund manager’s investment strategy does not achieve the Fund’s objective or the manager does not implement the strategy properly.

In addition, the Fund is non-diversified, which means that the Fund could have a portfolio with as few as twelve issuers, although the Fund typically does not hold less than twenty issuers.  To the extent that the Fund invests in a small number of issuers, there may be a greater risk of losing money than in a diversified investment company.

Bar Chart and Performance Table

The chart and table shown below provide an indication of the risks of investing in Stralem Equity Fund by comparing the Fund’s performance from January 1, 2001 through December 31, 2007 with those of the Standard & Poor’s Composite 500 Index. Past performance does not guarantee future results.

The Fund’s highest quarterly return was 11.92% (for the quarter ended 6/30/03).  The lowest quarterly return was  -16.44% (for the quarter ended 9/30/02).

Note:  The Fund commenced operations on January 18, 2000

Performance Table: Stralem Equity Fund
Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Since Inception January 18, 2000
Return Before Taxes	11.39%	13.09%	4.92%
Return After Taxes on Distributions*	11.26%	12.99%	4.73%
Return After Taxes on Distributions and Sale of Fund Shares*	9.57%	11.05%	4.30%
S&P 500 Index**	5.49%	12.83%	1.72%
*           After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
**           The S&P 500 Index is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.  This is shown with dividends included and reflects no deduction for fees, expenses, or taxes.

Fees and Expenses of Stralem Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Stralem Equity Fund.

Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses deducted from Fund assets)
Management Fees	1.09%
Distribution (12b-1) Fees	None
Other Expenses*	0.44%
Total Annual Fund Operating Expenses	1.53%
_________________
* Includes an administrative services fee paid to Stralem & Company Incorporated (the “Adviser”) of 0.15% for the first $50 million, 0.125% for the next $50 million and 0.10% over $100 million of the Fund’s average weekly net assets.

EXAMPLE OF EXPENSES

This Example is intended to help you compare the cost of investing the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as a percentage of net assets.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Stralem Equity Fund	$156	$483	$834	$1,824

The above table is designed to assist you in understanding the various costs and expenses that an investor in the Fund would bear directly or indirectly.

The Fund does not have a contingent deferred sales charge or a redemption fee.

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RELATED RISKS

Investment Objective

The objective of Stralem Equity Fund is long term capital appreciation.

Principal Investment Strategies

The Adviser selects securities of U.S. S&P 500 Index companies using a structural framework that forms the foundation of the Adviser’s investment philosophy.  This framework generally consists of investing in stocks in what the Adviser categorizes as two sectors:

•
“Up Market” Companies: Companies that the Adviser believes are fundamentally solid growth companies. This sector is comprised of three categories of stocks that, in the Adviser’s view, typically lead the market when the market is rising:  New Industries, New Products and Dominant Firms.

•
“Down Market” Companies: Companies that the Adviser believes are strong cash flow companies. This sector is comprised of two categories of stocks that have, in the Adviser’s opinion, historically preserved capital in a down market:  Low Ratio of Price/Cash Flow and High Dividend Yield.

The Adviser adjusts the balance between Up Market companies and Down Market companies, and the balance among categories in each sector, depending on the Adviser’s assessment of where the market lies with respect to the current market cycle. In general, the Adviser expects that at least half of the Fund’s portfolio securities will be maintained in Up Market Companies. By adjusting the allocation between Up Market and Down Market companies during the phases of the market cycle, the Adviser seeks to grow capital in rising markets and preserve capital during declining markets.

The Adviser takes a bottom-up approach to stock selection and focuses most of its research efforts on security selection within the structural framework.  The Adviser uses fundamental analysis and proprietary quantitative analytical tools to identify securities for acquisition or sale, determine sector and category weights and implement risk controls.  When researching purchase candidates, the Adviser seeks to identify companies meeting certain criteria including:  industry leadership, consistent earnings growth, predictable cash flows, above-average profit margins and strong balance sheets. Once a security is deemed a purchase candidate, it is ultimately selected based on its fit within the structural framework.

Temporary Defensive Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in the equity securities of U.S. S&P 500 Index companies with a market capitalization of $4 billion or greater. Cash, money market instruments or bonds are not normally used as a method of risk control.  At times, however, the Adviser may determine that adverse market conditions make it desirable to make temporary investments that are not consistent with the Fund’s normal investment activities.  During such times, the Fund may, but is not required to, invest more assets in cash, money market instruments, treasury bonds or bills, or write covered call options to protect the Fund’s investments. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

Risks of Investing

As with all mutual funds, investing in the Fund involves certain risks.  We cannot guarantee that the Fund will meet its investment objectives or that the Fund will perform as in the past.  You may lose money if you invest in the Fund.

The Fund may use various investment techniques, some of which involve greater amounts of risk.  These investment techniques are discussed in detail in the Statement of Additional Information.  To reduce risk, the Fund is subject to certain limitations and restrictions.  The Fund, however, intends to comply with the diversification requirements of federal tax law as necessary to qualify as a regulated investment company.

Risks of Investing in Mutual Funds

The following risks are common to all mutual funds and therefore apply to the Fund:

•
Market Risk:  The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth more or less than it was at the time of purchase.  Market risk may apply to individual securities, a particular sector or the entire economy.

•
Manager Risk:  Fund management affects Fund performance.  The Fund may lose money if the Fund manager’s investment strategy does not achieve the Fund’s objective or the manager does not implement the strategy properly.

Risk of Investing in Equity Securities
The following risk is common to all mutual funds that invest in equity securities and therefore applies to the Fund:

•
Equity Risk:  The value of an equity security will fluctuate with events affecting the company’s profitability or volatility.  Unlike debt securities, which have a preference to a company’s earnings and cash flow, equity securities receive value only after the company meets its other obligations. These fluctuations may cause a security to be worth more or less than it was at the time of purchase.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

Stralem & Company Incorporated (the “Adviser”), 645 Madison Avenue, New York, NY 10022 is the Fund’s investment adviser.  The Adviser, an investment adviser registered with the SEC, was founded on November 22, 1966.  The Adviser manages portfolios for individuals, trusts, pension and profit sharing plans and other institutional investors.

Advisory Services.

Under the investment advisory agreement, the Adviser provides investment advice to the Fund and continuously supervises the investment and reinvestment of cash, securities and other property composing the assets of the Fund.  The Adviser provides the Fund with investment research, data and advice necessary for the Fund’s investment program, which includes determining what securities should be purchased or sold by the Fund and what portion of the assets of the Fund should be held uninvested, subject always to the provisions of the Trust Instrument and By-Laws, the Fund’s fundamental investment policies, and control and review by the Board of Trustees.  The Adviser places purchase and sale orders for portfolio transactions of the Fund with brokers and/or dealers, which in the judgment of the Adviser are able to execute such orders as expeditiously as possible and at the best obtainable price.

A discussion regarding the basis for the Board’s most recent approval of the Fund’s investment advisory agreement with the Adviser is available in the Fund’s shareholder report for the six months ended April 30, 2007.

For the fiscal year ended October 31, 2007, the Fund paid the Adviser an advisory fee of 1.09% of the Fund’s average weekly net assets.

Administrative Services.

The Adviser provides administrative services to the Fund under an administration agreement. For the fiscal year ended October 31, 2007, the Fund paid the Adviser an administrative fee of 0.13% of the Fund’s average weekly net assets.

Portfolio Manager.  The members of the Adviser’s Investment Committee are portfolio co-managers and are jointly responsible for determining portfolio decisions for the Fund. The Statement of Additional Information provides additional information about the members of the Adviser’s Investment Committee’s compensation, their ownership of Fund shares, and other accounts managed by the Adviser.

The following table identifies all members of the Advisers’ Investment Committee and provides information regarding their titles, length of service with the Adviser and on the Investment Committee and their business backgrounds.  All investment decisions are made jointly and centrally by the Investment Committee. The Advisers’ Investment Committee has been managing the Fund since its inception.

Members of the
Investment Committee                                                            Business Background
Hirschel B. Abelson                                                                 Stralem & Company Incorporated
    President
    1966 to Present

Philippe E. Baumann                                                                Stralem & Company Incorporated
    Executive Vice President
    1970 to Present

Irene Bergman                                                                          Stralem & Company Incorporated
    Senior Vice President
    1973 to Present

Philippe T. Labaune                                                                Stralem & Company Incorporated
   Vice President
   1997 to Present

Adam S. Abelson                                                                    Stralem & Company, Incorporated
   Vice President
   1998 to Present

Andrew Eras                                                                            Stralem & Company, Incorporated
   Vice President
   2002 to Present

Andrea Baumann Lustig                                                        Stralem & Company, Incorporated
   Vice President
   2003 to Present
   Bernstein Investment Research & Mngmt.
   1997-2002

Champ Meyercord                                                                  Stralem & Company, Incorporated
           Director, Institutional Marketing
                                                                                                   2006 to Present
                                                                                                   Eagle Capital Management, LLC
                                                                                                   Partner and Director – 2000-2005

SHAREHOLDER INFORMATION

Investment Minimum

The minimum initial investment in the Fund is $100.  There is no minimum for subsequent investments.

Net Asset Value

The net asset value per share (“NAV”) of the Fund is determined as of 4:00 p.m. Eastern Time on each day the New York Stock Exchange, Inc. (the “Exchange”) is open for business.  The NAV is calculated by subtracting the Fund’s liabilities from its assets and then dividing that number by the total number of outstanding shares. Securities without a readily available price quotation may be priced at fair value.  Fair value is determined in good faith by the management of the Fund and would be initiated in instances when prices of individual portfolio securities are “not readily available” or when there is an occurrence of a “significant event” that occurs after market closings but before the Fund’s NAV is determined.  This commonly occurs with foreign securities, which may trade on foreign exchanges that close hours before the Fund’s pricing time.  Fair value pricing is determined according to procedures adopted by the Board of Trustees.

How to Purchase Shares

Shares of the Fund may be purchased or redeemed directly from the Fund by opening an account with Pershing Advisor Solutions LLC, (“Pershing”), the Adviser’s prime broker, [or by requesting physical delivery of certificates].  Account applications are available by calling Stralem at 212-888-8123.  Once the account application is complete, payment may be made by check or wire payable to Pershing and sent directly to the Fund at 645 Madison Avenue, New York NY 10022 or to Pershing.  When you purchase shares of the Fund, you will pay no sales charges, underwriting discounts or commissions.  The Fund’s shares are continuously offered for sale at NAV.  Sufficient funds must be in your Pershing account prior to the purchase of shares.  The Fund must receive your purchase request by the close of the Exchange to receive the NAV of that day.  If your request is received after the close of trading on the Exchange, it will be processed the next business day at the NAV calculated for that day.

How to Redeem Shares

You may redeem shares of the Fund, without charge at any time by calling Stralem at 212-888-8123.  (If you were issued certificates, you must submit your properly endorsed certificates with your signature guaranteed.)  Please contact the Adviser for information about obtaining a signature guarantee.

The Fund must receive your redemption request by the close of the Exchange to receive the NAV of that day.  When redeeming Fund shares, the Fund will pay you as soon as reasonably practicable after receipt of the redemption request and certificates.  In any event, funds will be credited to your account within three business days.  Because the NAV fluctuates with the change in market value of the securities owned, the amount you receive upon redemption may be more or less than the amount you paid for the shares.

Suspension of Redemptions.  The Fund may suspend at any time redemption of shares or payment when:

      •      the Exchange is closed;
        •      trading on the Exchange is restricted; or
•	certain emergency circumstances exist (as determined by the SEC).

Dividends and Capital Gains Distributions

The Fund intends to distribute all or most of its net investment income and net capital gains to shareholders annually.  You should indicate on your account application whether you want your dividends and distributions automatically paid to you in cash or reinvested in the Fund at NAV.  Otherwise, dividends and/or capital gains distributions will be automatically reinvested.

Frequent Purchases and Redemptions of Fund Shares

The Fund is intended for long-term investment purposes only and prohibits shareholders from engaging in “market timing” or other types of excessive short-term trading.  This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, adversely affecting shareholder returns.  The risks posed by frequent trading include: interference with the efficient implementation of the Fund’s investment strategies, recognition of taxable gains and losses on the sale of Fund investments, maintenance of higher cash balances to meet redemption requests, and increased transaction costs.

The Fund has instituted policies and procedures, approved by the Board of Trustees,  that are reasonably designed to detect and deter frequent trading by shareholders.  Upon receipt of an order to purchase or redeem shares, the Adviser reviews the shareholder’s activity for excessive short-term trading.  The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.  For purposes of applying these policies, the Fund may consider the trading history of accounts under common ownership or control. Although these policies are designed to deter frequent trading, these measures do not eliminate the possibility that frequent trading in the Fund will occur.

Tax Issues

The Fund intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its’ shareholders.  We provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in the Fund.

•
Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund.  Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income.  Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains.

•	Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

•	Tax statements will be mailed to shareholders every December showing the amounts and tax status of the distributions you received.

•	When shareholders sell (redeem) shares of the Fund, they must recognize any gain or loss.

•	Because shareholder tax treatment depends on the shareholder’s purchase price and tax position, shareholders should keep regular account statements for use in determining their taxes.

•	Shareholders are encouraged to review the more detailed discussion of federal income tax considerations in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand Stralem Equity Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of all dividends and distributions.  The following financial highlight table is included in the Fund’s financial statements, which have been audited by Eisner LLP.  Eisner LLP’s report along with further details on the Fund’s financial statements are included in the annual report, which is available upon request.

For a capital share of Stralem Equity Fund outstanding throughout the period:

	Year Ended October 31,		Ten Months Ended October 31,		Year Ended December 31,
	2007	2006	2005		2004	2003

Net asset value, beginning of period	$122.32	$113.01	$104.45		$91.41	$77.40

Income from investment operations:
Net investment income	1.01	.84	.19		.72	.67
Net gains on securities	16.32	9.31	8.56		13.03	13.99

Total from investment income	17.33	10.15	8.75		13.75	14.66

Less distributions:
Dividends from net investment income	(1.00)	(.84)	(.19)		(.71)	(.65)
Distributions from realized gains	(0.05)	-	-		-	-

Total distributions	(1.05)	(.84)	(.19)		(.71)	(.65)

Net asset value, end of period	$138.60	$122.32	$113.01		$104.45	$91.41

Total return	14.18%	8.98%	8.38	%*	15.05%	18.94%

Ratios/supplemental data:
Net assets, end of period (in thousands)	$130,911	$77,080	$60,690		$47,026	$32,284
Ratio of expenses to average net assets	1.53%	1.70%	1.57	%*	1.86%	2.00%
Ratio of net investment income to
average net assets	.83%	.76%	.18	%*	.81%	.81%
Portfolio turnover rate	22.00%	18.00%	18.00	%*	26.00%	25.00%

Note: The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

*Not annualized

Statement of Additional Information.  The Statement of Additional Information provides a more complete discussion about the Fund and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

Annual and Semi-Annual Reports.  The annual and semi-annual reports to shareholders contain additional information about the Fund’s investments, including a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To Review or Obtain this Information. To obtain a free copy of the Statement of Additional Information and annual and semi-annual reports or to make any other inquiries about the Fund, you may call the Fund toll free at (866) 455-1007.  This information may be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-501-8090.  Copies of this information may also be obtained for a duplicating fee by electronic request to publicinfo@sec.gov, or by writing the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-6009.  Although the Fund does not have a website where this information is available, information about the Fund is also available on the SEC’s EDGAR database on its internet site at http://www.sec.gov.

Investment Company Act File No. 811-1920.

STATEMENT OF ADDITIONAL INFORMATION

645 Madison Avenue
New York, New York 10022

STRALEM EQUITY FUND

February 29, 2008

This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI should be read in conjunction with the prospectus of Stralem Equity Fund (the “Fund”) dated February 29, 2008 pursuant to which shares of the Fund are offered.  This SAI should also be read in conjunction with the Fund’s annual report for the fiscal year ended October 31, 2007.  This SAI is incorporated by reference in its entirety into the prospectus.  To obtain a copy of the prospectus, please write to Stralem Equity Fund at 645 Madison Avenue, New York, New York 10022 or call toll free at (866) 455-1007.

The Fund’s audited financial statements for the fiscal year ended October 31, 2007 are incorporated in this SAI by reference to the Fund’s 2007 annual report to shareholders (File No. 811-1920). You may obtain a copy of the Fund’s annual report at no charge by request to the Fund at the address or phone number noted above.

Stralem Equity Fund is a series of Stralem Fund. Stralem & Company Incorporated serves as the Fund’s investment adviser (the “Adviser”).

TABLE OF CONTENTS

                                                                                        Page
General Information	2
Organization and History	2
Investment Objective, Policies and Techniques	2
Management of The Fund	5
Control Persons and Principal Holders of Securities	7
The Adviser	8
Portfolio Manager	9
Brokerage Allocation	10
Codes of Ethics	12
Proxy Voting Policies and Procedures.	12
Additional Information on Purchase, Redemption And Pricing Of Shares	13
Performance of the Fund	13
Taxes	15
Additional Information About the Fund	22
Financial Statements	23
Appendix — Proxy Voting Policies – Stralem Fund	23
Proxy Voting Policies - Stralem & Company Incorporated	26

GENERAL INFORMATION

The SAI provides a further discussion of certain matters described in the prospectus and other matters that may be of interest to investors.  No investment in shares of the Fund should be made without first reading the prospectus.

ORGANIZATION AND HISTORY

Stralem Fund (the “Trust” or “Stralem”) is an open-end management investment company.  Stralem was incorporated on July 9, 1969 under the laws of the State of Delaware, and on April 30, 1999, Stralem was reorganized into a Delaware statutory trust (formerly referred to as a “business trust”).  Currently, the Trust offers one separate, non-diversified series portfolio: Stralem Equity Fund. The Trust has two other series; Stralem Balanced Fund and Stralem III Fund, the shares of which currently are not offered.

INVESTMENT OBJECTIVE, POLICIES AND TECHNIQUES

Objectives of the Fund

The investment objective of the Fund is long-term capital appreciation.

Investment Policies

The Fund’s investment policy is to invest primarily in equity securities listed or traded on major U.S. stock exchanges.  The Fund is non-diversified and may, therefore, invest a greater percentage of its assets in the securities of fewer issuers than diversified investment companies.  To the extent that a greater portion of the Fund’s assets is invested in a smaller number of issuers, an investment in the Fund may be considered more speculative than an investment in a diversified fund.

Other Investment Techniques

The Fund may sell (write) and subsequently purchase (close) covered options on stocks and stock price index listed on major exchanges or traded over-the-counter where the total cost of such options does not exceed 10% of the net asset value of the Fund at the time of purchase.  A covered option is one where the Fund owns the underlying securities.

Turnover Rate

For the fiscal years ended October 31, 2007 and October 31, 2006 the turnover rate of the Fund’s portfolio, calculated by dividing the lesser of purchases or sales of portfolio securities for the period by the monthly average of the value of the portfolio securities owned by the Fund during the period, was approximately 22% and 18%, respectively.  The Fund cannot predict what its turnover rate will be in 2008.  A high rate of turnover may result in increased income and capital gain that would have to be distributed to the Fund’s shareholders in order for the Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions that cannot be changed without approval of the holders of a majority of its outstanding shares of the Fund.  A majority vote means the lesser of (i) 67% or more of the shares present (in person or by proxy) at a meeting of shareholders at which more than one-half of the outstanding shares of the Fund are present (in person or by proxy) or (ii) more than one-half of the outstanding shares of the Fund.

1.  The Fund may not issue any senior security (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, the Fund may borrow as authorized by the 1940 Act.

2.  The Fund may not borrow money, except that it may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, provided that the total amount of any borrowing does not exceed 33 1/3% of the Fund’s total assets at the time of the transaction; and (b) borrow money in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made.  Any borrowings representing more than 33 1/3% of the Fund’s total assets must be repaid before that Fund may make additional investments.

3.  The Fund may not underwrite securities of other issuers, except to the extent that it may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), when reselling securities held in its own portfolio.

4.  The Fund may not concentrate its investments in a particular industry (other than securities issued or guaranteed by the government or any of its agencies or instrumentalities).  No more than 25% of the value of the Fund’s total assets, based upon the current market value at the time of purchase of securities in a particular industry, may be invested in such industry.  This restriction shall not prevent the Fund from investing all of its assets in a “master” fund that has adopted a similar restriction.

5.  The Fund may not engage in the purchase or sale of direct interests in real estate or invest in indirect interests in real estate, except for the purpose of providing office space for the transaction of its business.  The Fund may, however, invest in securities of real estate investment trusts when such securities are readily marketable, but the Fund has no current intention of so doing.

6.  The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.  The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

The Fund is also subject to certain restrictions in order to qualify as a regulated investment company.  See “Taxes - Qualifications as a Regulated Investment Company.”

Disclosure of Portfolio Holdings

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30) and its fiscal year (October 31) in its report to shareholders.  The Fund sends a report to its existing shareholders no later than 60 days after the relevant fiscal period, and files this report with the Securities and Exchange Commission (the “SEC”) by the 70th day after the end of the relevant fiscal period.  You can find the Fund’s reports on the SEC’s website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period.  You can find these filings on the SEC’s website, www.sec.gov, and they are available upon request, without charge, by calling the Fund toll-free at (866) 455-1007.

The Fund may selectively disclose its portfolio holdings prior to publication to third parties, including, but not limited to: the custodian, pricing agent, independent registered public accounting firm, proxy voting agent, financial printers, mutual fund ranking and rating services, any third-party service providers to the Adviser or the Fund, outside legal counsel retained by the Adviser or the Fund and persons who are subject to the Adviser’s or Trust’s Code of Ethics.  Prior to authorizing disclosure of the Fund’s portfolio holdings, the President of the Trust must conclude that there is a “legitimate business reason” for such disclosure and that it is in the shareholders’ best interest.  The third party must agree in writing to: (a) limit the use of the portfolio holdings to the approved “legitimate business reason”; and (b) keep the portfolio holdings confidential.  A copy of each signed agreement will be maintained by the Fund. The Board and the Trust’s Chief Compliance Officer (“CCO”) will review the adequacy and effectiveness of this policy (and any related procedures) at least annually.  Also, the Board will consider any changes to the policy and procedures recommended by the CCO.  The Adviser (and other service providers) may establish additional procedures to implement this policy.  These additional procedures may be changed without the approval of the Board.  The Fund has adopted portfolio holding procedures which include procedures to monitor the use of portfolio holdings information.  The procedures also provide that if a conflict of interest arises between a third-party service provider and the Fund, in consideration of the shareholders’ best interest, the Fund would cease to conduct business with the third party service provider if the Fund reasonably believed that the service provider was misusing the disclosed information.  There can be no assurance that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by third parties that receive such information.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall operations of the Fund.  The Officers of the Trust, under the direction of the Board, are responsible for the day-to-day operations of the Fund.  The table below sets forth information about the Trustees and Officers of the Trust as of October 31, 2007.  Unless otherwise noted, each Trustee’s and Officer’s address is 645 Madison Avenue, New York, New York 10022.  Each Trustee and Officer serves in that capacity until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.  No Trustee holds any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act.

Name, Age and Address	Position(s) held with the Trust	Length of Time Served**	Principal Occupation During Past Five Years
Independent Trustees
Kenneth D. Pearlman (77)	Trustee	35 years	Retired. Formerly Managing Director of The Evans Partnership (real estate partnership).
Michael T. Rubin (66)	Trustee	10 years	Retired.
Jean Paul Ruff (73)	Trustee	28 years	President and Chairman, Hawley Fuel Coal, Inc.
Interested Trustee
Philippe E. Baumann (77)*	Trustee and President	35 years	Executive Vice President and Director of the Adviser.
Officers
Hirschel B. Abelson (74)	Secretary and Treasurer	19 years	President and Director of the Adviser.
Philippe Labaune (39)	Vice President	10 years	Vice President and Trader of the Adviser.
Adam Abelson (39)	Vice President	7 years	Vice President and Senior Portfolio Manager of the Adviser.
Joann Paccione (50)	Chief Compliance Officer and Assistant Secretary and Assistant Treasurer	18 years	Chief Compliance Officer. Formerly Consultant (accounting services).
                *    Interested person, as defined in the 1940 Act, by reason of relationship as control person, officer and Director of the Adviser.
                **  Includes service as a Director or Officer of Stralem Fund, Inc., a Delaware corporation and the Trust’s prior corporate identity.

The Trust has an Audit Committee comprised of all of the Independent Trustees.  The Committee has the duties and powers to recommend the selection, retention or termination of the Trust’s independent auditors, to evaluate their independence, to meet with the auditors to discuss any matters relating to the Trust’s financial statements, to review and approve the fees charged by the auditors for audit and non-audit services, to investigate improprieties or suspected improprieties in Trust operations and to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.  The Committee held two meetings during the year ended October 31, 2007.

Share Ownership

The following table reflects the Trustees’ beneficial ownership of equity securities in the Fund as of December 31, 2007.  There are no shares held in deferred compensation accounts.

	Dollar Range of Securities in the Fund as of December 31, 2007	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Mr. Pearlman	over $100,000	over $100,000
Mr. Rubin	over $100,000	over $100,000
Mr. Ruff	$10,001-$50,000	$10,001-$50,000
Interested Trustee
Mr. Baumann	over $100,000	over $100,000

Compensation
Independent Trustees	Aggregate Compensation From the Fund For the Year Ended October 31, 2007	Pension or Retirement Benefits Accrued As Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Trustees[1]
Mr. Pearlman	$5,000	None	None	$5,000
Mr. Rubin	$5,000	None	None	$5,000
Mr. Ruff	$5,000	None	None	$5,000

As an “interested person” of the Fund, Mr. Baumann receives no compensation for his service as a Trustee.  None of the Trustees and Officers of the Fund receives any compensation, other than Trustees’ fees, from the Fund.  Each Trustee receives a fee of $1,000 a meeting for each Trustees meeting attended.  In addition, the Fund reimburses the Trustees for their out-of-pocket expenses incurred on Fund business.  There are generally at least three regular board meetings per year.  The Trustees meet in Executive Session at least four times per year.  No Trustees’ out-of-pocket expenses were claimed or reimbursed during the fiscal year ended October 31, 2007.

1 A portion of the compensation was paid by Stralem Balanced Fund which was dissolved in March 2007.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table shows certain information as to the holdings of shareholders with 5% or more of the Fund’s outstanding shares as of January 31, 2008.  Unless otherwise indicated, all ownership is record and beneficial:

Name of Beneficial Owner	Address	Percent of Class
Stralem Employees Profit Sharing Trust	645 Madison Avenue New York, NY 10022	5.17%
Sonia Schotland Living Trust	PO Box 1062 Sag Harbor, NY 11963	6.55%
Swiss American Securities Generali Allgemeine Versi	12 E. 49th St New York, NY 10017	9.09%
Mirabaud & Cie	Case Postale 5815 1211 Geneva, Switzerland	9.24%

THE ADVISER

Stralem & Company Incorporated, having an office at 645 Madison Avenue, New York, New York 10022, is the investment adviser to the Fund under an investment advisory agreement dated September 12, 2005 (the “Advisory Agreement”).  Pursuant to the Advisory Agreement, the Adviser provides investment advice to the Fund and continuously supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Fund and provides the Fund with such investment research, data, advice and supervision.

Advisory Agreement with the Fund

Under the Advisory Agreement, the Fund pays the Adviser on a quarterly basis an amount equal to the aggregate of the following percentages of the average weekly net asset value of the Fund during the quarterly period then ended:

1/4 of 1.25% of the first $50 million of such net asset value (1.25% annually),

1/4 of 1.00% of the next $50 million of such net asset value (1.00% annually), and

1/4 of 0.75% of such net asset value in excess of $100 million (0.75% annually).

The total advisory fee payment by the Fund for the year ended October 31, 2007 was $1,195,012.  The total payment for the year ended October 31, 2006 was $832,176. The total payment for the ten months ended October 31, 2005 was $658,772.

The Fund pays an investment advisory fee to the Adviser; accordingly, investment advisory clients of the Adviser who pay an investment advisory fee with respect to which the Adviser renders investment advice and who own shares of the Fund may also effectively pay an additional advisory fee with respect to these shares.  No additional investment advisory fees are charged to clients of the Adviser that are subject to the Employee Retirement and Income Security Act on amounts invested by such clients in the Fund.

The following persons, as of January 31, 2008, beneficially owned 5% or more of the Adviser’s outstanding voting common stock: President of the Adviser and Treasurer and Secretary of the Fund, Hirschel B. Abelson (37.61%); Executive Vice President of the Adviser and President of the Fund, Philippe E. Baumann (37.61%); Vice President of the Adviser and Vice President of the Fund, Adam Abelson (8.26%); Vice President of the Adviser, Andrea Baumann Lustig (8.26%); and Vice President of the Adviser and Vice President of the Fund, Philippe Labaune (8.26%).

 Messrs. Hirschel B. Abelson and Philippe E. Baumann are control persons of the Adviser.  Messrs. Hirschel B. Abelson and Philippe E. Baumann and their family members own 91.74% of the outstanding non-voting common stock of the Adviser.

Administration Agreement with the Fund

The Adviser provides administrative services to the Fund under an administration agreement dated June 8, 2005.  Under the administration agreement, the Fund pays the Adviser for its administration services, including a proportionate part of the compensation of employees of the Adviser who perform the regulatory, executive, administrative, clerical, and shareholder servicing and related services for the Fund.  The Adviser also provides the Fund with, or obtains for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund’s principal office.  For these services, the Fund pays the Adviser an annual administrative fee of 0.15% for the first $50 million, 0.125% for the next $50 million and 0.10% over $100 million of the Fund’s average weekly net assets.

The total payment under the Fund’s administrative agreement for the fiscal year ended October 31, 2007 was $147,258.  The total payment for the year ended October 31, 2006 was $100,897. The total payment for the ten months ended October 31, 2005 was $46,125 which represents a the aggregate of the amount under the new administrative agreement commencing October 1, 2005  and the reimbursement of expenses incurred by the Adviser previously.

PORTFOLIO MANAGER

Below is information about other accounts managed by the Advisers’ Investment Committee, the dollar range of Fund shares that each member of the Advisers’ Investment Committee owns and how they are compensated.

Other Accounts Managed by the Advisers’ Investment Committee

	(Number of Other Accounts) and Total Assets* as of December 31, 2007	Number of Other Accounts Subject to a Performance Fee as of December 31, 2007
Other Registered Investment Companies	0	0
Other Pooled Investment Vehicles	0	0
Other Accounts	(218) $ 1,964	3

*  Stated in millions.

Fund Ownership

Advisers’ Investment Committee members	Fund	Dollar Range of Shares Beneficially Owned as of December 31, 2007
Hirschel B. Abelson	Stralem Equity Fund	over $1million
Philippe E. Baumann	Stralem Equity Fund	over $1million
Irene Bergman	Stralem Equity Fund	over $1million
Philippe T. Labaune	Stralem Equity Fund	$100,000 to $500,000
Adam S. Abelson	Stralem Equity Fund	$100,000 to $500,000
Andrew Eras	Stralem Equity Fund	$100,000 to $500,000
Andrea Baumann Lustig	Stralem Equity Fund	$500,000 to $1million
Champ Meyercord	Stralem Equity Fund	$50,000 to $100,000

Compensation

Philippe E Baumann, Hirschel B. Abelson, Adam Abelson, Andrea Baumann Lustig and Philippe Labaune each receives an annual salary, bonus, plus a percent share of the annual profits of the Adviser based on ownership of the Adviser. Irene Bergman receives an annual salary plus bonus.  Annual bonuses are determined by and subject to the discretion of the President of the Adviser and are based upon the Adviser’s overall profitability.  Andrew Eras and Champ Meyercord receive an annual salary plus commission based on the advisory fees earned by the Adviser from new advisory clients introduced by Mr. Eras and Mr. Meyercord respectively.

BROKERAGE ALLOCATION

Decisions to buy and sell securities for the Fund, and assignment of portfolio business and negotiation of commission rates, when applicable, are made by the Adviser.  It is the Fund’s policy to obtain the best prices and execution of orders available and, in doing so, the Fund receives portfolio executions and negotiate transactions in accordance with the reliability and quality of a broker’s services and the value of such services and expected contribution to the performance of the Fund.  Subject to the consideration by the Adviser to obtain the best net price and the most favorable execution of the order, factors considered by the Adviser in selecting brokers or dealers include, but are not limited to: the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but which ordinarily will not be higher than the generally prevailing competitive range), the broker’s trading expertise, execution and clearing capabilities, the financial strength, reputation and stability of the broker, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker to stand ready to execute possibly difficult transactions in the future. The Adviser may also consider research provided by broker-dealers who execute portfolio transactions for the Adviser. This research includes statistical and economic data and research reports on particular companies and industries and is used by the Adviser in connection with all of its similarly managed client accounts.

When the Adviser believes that it meets the standards of best execution, the Adviser may execute the Fund’s portfolio transactions through Pershing Advisor Solutions LLC, the Adviser’s “prime broker.”  As prime broker, Pershing acts as settlement agent, provides custody for assets, and prepares account statements for the Adviser’s clients who choose Pershing as its’ custodian, including the Fund.  As part of the Adviser’s prime brokerage relationship, Pershing provides custody services for the Adviser’s clients, including the Fund, at no charge.  The Adviser may place the Fund’ trades with any number of executing brokers; however, Pershing may charge $12 per trade ticket for clearing services on trades executed by other brokers.

Section 28(e) of the Securities Exchange Act of 1934 provides a “safe harbor” for advisers who use commissions or transaction fees paid by their advised accounts to obtain investment research services that provide lawful and appropriate assistance to the adviser in performing investment decision-making responsibilities. As required by Section 28(e), the Adviser will make a good faith determination that the amount of commission or other fees paid is reasonable in relation to the value of the brokerage and research services provided.  The Adviser may pay a broker-dealer higher commissions than those available from another broker in recognition of the research services provided.

The Adviser manages other client accounts in addition to the Fund. These clients include individuals, trusts, charitable organizations, corporations, pensions and profit sharing plans and other institutional investors. Because the Adviser uses the same investment strategy to manage both the Fund and its client accounts, the Adviser routinely purchases or sells the same investment securities for the Fund as well as for one or more of the client accounts. When the Adviser believes that it is appropriate, it will aggregate orders for two or more client accounts, including the Fund (a “Bunched Trade”).  Bunched Trades are sought when the Adviser believes such trading will result in a more favorable overall execution for all participating accounts. Bunched Trades that are filled at different intervals during a trading day and/or at different prices will be allocated to client accounts at the average price obtained during that day. Depending on the nature of a trade, an order for the purchase or sale of a security may be filled over the course of several days. Partially filled orders will be allocated to client accounts automatically on a random basis by the Adviser’s order management computer system. The Adviser will continue to purchase or sell shares, in additional aggregated orders if possible, to obtain shares for the accounts not previously filled. Using this random computer methodology, all managed accounts receive fair and equitable treatment over time.  When necessary, trades will be allocated according to a rotation system that results in a fair and equitable distribution of opportunities throughout the year. This method will be used, for example, when the quantity of securities obtained would not have a material impact if distributed amongst more than one client account.

The Adviser will not participate in commissions paid by the Fund to brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.

Within the limits set forth in Section 17 of the 1940 Act, the Fund may invest in securities the issuers of which are clients of the Adviser, but such investments would only be made in securities that are freely marketable under the Securities Act.

During the calendar year 2005, the Fund placed substantially all of its brokerage transactions with the Adviser, who, until January 3, 2006, was a registered broker dealer.  During the year 2005 the Adviser executed these brokerage transactions with Pershing LLC.  During 2005, for transactions placed through the Adviser, the Fund’s brokerage commissions amounted to $25,648, all of which was paid to the Adviser and Pershing.  The Board reviewed and approved the foregoing brokerage arrangements.

As of October 31, 2007, the Fund held no securities of its regular brokers or dealers (or the parents thereof).

CODES OF ETHICS

Each of the Trust and the Adviser has adopted a Code of Ethics (the “Codes of Ethics”) to comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.  These Codes of Ethics are designed to identify and prevent conflicts of interest and prevent fraud.  The Codes of Ethics require initial, quarterly and annual reports by covered employees of all personal securities transactions and holdings.  The Codes of Ethics also bar investments in private placements and initial public offerings by certain personnel of the Trust and the Adviser without pre-clearance.  The Board will review reports under the Codes of Ethics and receive certain certifications with respect to their administration.  The procedures under the Adviser’s Code of Ethics require pre-clearance of all personal equity securities investments by persons who have access to certain sensitive investment information.  The Codes of Ethics are on file with and available from the SEC.

PROXY VOTING POLICIES AND PROCEDURES.

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Fund holds (the “Proxy Voting Policy”).  The Proxy Voting Policy is designed to: (i) ensure that the Trust votes proxies in the best interest of Trust shareholders; (ii) address conflicts of interest between these shareholders, on the one hand, and affiliates of the Fund and the Adviser, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Fund’s proxy voting records and the Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Trust’s proxies and contains procedures designed to ensure that proxies are voted and to deal with conflicts of interests.  The Board annually will review the Proxy Voting Policies of the Trust and the Adviser and determine whether to amend the Trust’s Policy or to recommend to the Adviser any proposed amendment to its Policy.  The Proxy Voting Policies of the Trust and of the Adviser are included in an Appendix to this SAI.

The Trust’s Proxy Voting Policy provides that in accordance with SEC rules it will, annually disclose on Form N-PX Fund’s proxy voting record.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, free of charge by calling toll free at (866) 455-1007.  This information is also available on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION ON PURCHASE,
REDEMPTION AND PRICING OF SHARES

Shares of the Fund may be purchased or redeemed only from the Fund by opening an account with Pershing Advisor Solutions LLC, the Adviser’s prime broker and the Fund’s custodian.  Sufficient funds must be in the investor’s account at Pershing Advisor Solutions LLC prior to the purchase of shares.  Purchases, sales and exchanges of the Fund’s shares are executed at the Fund’s prevailing net asset value per share as of the date the request is received, if received before 4:00 p.m. Eastern Standard Time.  In connection with the sale of shares of the Fund, the Adviser may pay a referral fee to solicitors, financial advisers and other persons who refer their clients to the Fund.  This referral fee is paid by the Adviser from its own resources based on the assets invested in the Fund attributable to the solicitor, financial adviser or other person.  No portion of this referral fee is paid by the Fund.

PERFORMANCE OF THE FUND

From time to time the Fund’s performance data may be quoted in advertising and other promotional materials.  The Fund may compare its performance with data published by Lipper Analytical Services, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”), or Mutual Fund Magazine; Fund rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Morningstar or Bloomberg LP; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial World and Barron’s.

From time to time, the “average annual total return” and “total return” of an investment in the Fund’s shares may be advertised.  An explanation of how yields and total returns are calculated for each class and the components of those calculations are set forth below.

Total return information may be useful to investors in reviewing the Fund’s performance.  The Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter.  This enables an investor to compare the Fund’s performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using such information as a basis for comparison with other investments.  Investments in the Fund are not insured; its total return is not guaranteed and normally will fluctuate on a daily basis.  When redeemed, an investor’s shares may be worth more or less than their original cost.  Total return for any given past period is not a prediction or representation by the Fund of future rates of return on its shares.  The total return of the shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds, and operating expenses.

Average Annual Total Return.  The “average annual total return before taxes” of the Fund, or of each class of the Fund, is an average annual compounded rate of return before taxes for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), assuming that dividends and distributions were reinvested at the appropriate net asset value per share, according to the following formula:

P(1+T)n = ERV

The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Total return is determined as follows:

ERV - P = Total Return Before Taxes
                                                             P

Average Annual Total Returns After Taxes on Distributions.  The “average annual total return after taxes on distributions” of the Fund is an average annual compounded return for each year in a specified number of years after taxes on fund distributions in each year.  It is the rate of return (“T”) based on the change in value of a hypothetical initial investment of $1,000 (“P”) held for the number of years (“n”) to achieve the ending value after taxes on distributions (“ATVD”), according to the following formula:

P(1+T)n = ATVD

The cumulative “total return after taxes on distributions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return after taxes on distributions, but it does not average the rate of return on an annual basis.  Total return after taxes on distributions is determined as follows:

                        ATVD – P   = Total Return After Taxes on Distributions
                           P

Total Returns After Taxes on Distributions and Redemptions.  The “average annual total return after taxes on distributions and redemptions” of the Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P”) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

P(1+T)n = ATVDR

The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis.  Total return after taxes on distributions is determined as follows:

                        ATVDR - P = Total Return After Taxes on Distributions and Redemptions
                           P
TAXES

The following is only a summary of certain additional federal income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).

Qualification as a Regulated Investment Company

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards the satisfaction of the Distribution Requirement.

If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years.  Under Code Sections 382 and 383, if the Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service) in effect for the month in which the ownership change occurs. (The rate for February 2008 is 4.14%.)  The Trust will use its best effort to avoid having an ownership change.  However, because of circumstances which may be beyond the control or knowledge of the Fund, there can be no assurance that the Fund will not have, or have not already had, an ownership change.  If the Fund has or has had an ownership change, then the Fund will be subject to Federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund.  Any distribution of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss.  In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.”  However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation.  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss (but only to the extent attributable to changes in foreign currency exchange rates).

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund’s net investment in the transaction and:  (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Treasury regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness. Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction.  No authority exists that indicates that the converted character of the income will not be passed through to the Fund’s shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto.  In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current or accumulated earnings and profits.  Such distributions may be eligible for (i) the dividends-received deduction in the case of corporate shareholders or (ii) treatment as “qualified dividend income” in the case of noncorporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)).  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall:  (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income.  If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund may constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by the Fund from a foreign corporation will be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC, will not constitute qualified dividends.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below.  Distributions attributable to interest received by the Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular income tax on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI.  However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts.  Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.  The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate.  If the Fund elects to retain its net capital gain, it is expected that it also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his/her shares; any excess will be treated as gain from the sale of his/her shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale, redemption or exchange of shares in the Fund.  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to a foreign shareholder will be subject to 30% U.S. withholding tax (or lower treaty rate) upon the gross amount of the dividend.  Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. U.S. withholding tax generally would not apply to amounts designated by the Fund as an “interest-related dividend” or a “short-term capital gain dividend” paid with respect to years of the Fund beginning in 2005, 2006 or 2007. The aggregate amount treated as an interest related dividend for the year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S. source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next year.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold U.S. federal income tax at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his/her foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Consideration

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND

Stralem Fund, a Delaware statutory trust, is comprised of one series, Stralem Equity Fund.  The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Trust Instrument also provides for indemnification out of Trust property for any shareholder held personally liable solely by his or her being or having been a shareholder.  The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss because of shareholder liability is considered to be extremely remote.

The Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.01 per share.  Each share has one vote and participates equally in dividends and distributions declared by the Fund and in the Fund’s net assets on liquidation.  The shares, when issued, are fully paid and non-assessable.  Shares have no pre-emptive, subscription or conversion rights and are freely transferable.

Eisner LLP, is an independent registered public accounting firm and performs auditing services for the Fund.

Pershing Advisers Solutions LLC (the “Clearing Broker”), a Delaware limited liability company, which is a member company of the New York Stock Exchange, Inc., and the company through which the Adviser clears its securities transactions.  Pershing LLC (the “Custodian”), acts as the custodian for all securities of the Fund.  The Clearing Broker’s and the Custodian’s principal offices are presently located at 1 Pershing Plaza, Jersey City, New Jersey 07399.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as counsel to the Fund.

The Trust acts as the Fund’s transfer agent.  The Fund acts as its own registrar and dividend agent.

FINANCIAL STATEMENTS

The audited financial statements for the Fund and the notes thereto as of October 31, 2007 are incorporated herein by reference to the Fund’s Annual Report to Shareholders dated December 13, 2007.  The October 31, 2007 financial statements are incorporated herein in reliance upon the report of Eisner LLP, an independent registered public accounting firm, given on the authority of such firm as experts in auditing and accounting.

APPENDIX — PROXY VOTING POLICIES

STRALEM FUND

Proxy Voting Policies

As Amended July 2005

Stralem Fund (the “Trust”) on behalf of the Fund listed in Exhibit A (the “Fund”) has adopted these Proxy Voting Policies and Procedures (“Policies”) to:

•	ensure that they vote proxies in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments;

•	address any conflicts that may arise between shareholders, on the one hand, and “affiliated persons” of the Fund or of Stralem & Company Incorporated (“Stralem”) on the other;

•	authorize the Boards of Trustees of the Fund to oversee proxy voting, and

•	provide for the disclosure of the Fund’ proxy voting records and these Policies.

I.	Delegation to Stralem

The Trust hereby delegates the responsibility for voting proxies on behalf of the Fund with respect to all equity securities held by the Fund to Stralem in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed Stralem’s Proxy Voting Policy and Procedures (the “Procedures”) and have determined that they are reasonably designed to ensure that Stralem will vote all proxies in the best interests of the Shareholders, untainted by conflicts of interests.  The Procedures (attached hereto), are adopted as part of these Policies.  The Boards of Trustees must approve any material change in the Procedures before they become effective with respect to the Portfolios.

II.	Disclosure

A.	Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trust shall file annually with the Securities and Exchange Commission (the “SEC”) on Form N-PX (or such other form as the SEC may designate) the Fund’s proxy voting records for the most recent twelve–month period ended June 30 (the “Voting Records”).  The Fund shall publish their Voting Records on their own public website as soon as is reasonably practicable after filing the Voting Records with the SEC.

The Voting Records shall consist of, for each proposal on which the Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

•	the name of the issuer of the portfolio security

•	the exchange ticker symbol of the portfolio security

•	the CUSIP number for the portfolio security

•	the shareholder meeting date

•	a brief identification of the matter voted upon

•	whether the matter was proposed by the issuer or by a security holder

•	whether the Fund cast a vote and, if so, how the vote was cast

•	whether the vote cast was for or against management of the issuer

B.	Disclosure the Policies and How to Obtain Information

1.  Description of the policies.  The Fund’s statement of additional information (“SAI”) shall describe these Policies, including the Procedures.

2.  How to obtain a copy of the Policies.  The Fund shall disclose in all shareholder reports that a description of these Policies is available

•	without charge, upon request, by calling Stralem collect;

•	at the SEC’s website, www.sec.gov.

3.  How to obtain information about the Fund’s  proxy votes.  The Fund shall disclose in all shareholder reports and the SAI that information regarding how the Fund voted proxies relating to portfolio securities is available:

•	without charge, upon request, by calling Stralem collect;

•	at the SEC’s website, www.sec.gov.

The Fund must send the information disclosed in their most recently filed proxy voting report on Form N-PX within three business days after the receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.	Review by Trustees

Stralem shall report to the Trustees, at least annually, the Voting Records of the Fund in a form as the Trustees may request.  This report shall:

•	describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and

•	summarize all votes that were made other than in accordance with the Procedures.

At this meeting, the Trustees will review these Policies and the Adviser’s Procedures and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted:  October 1, 2003

STRALEM & COMPANY INCORPORATED

PROXY VOTING POLICY AND PROCEDURES

As Amended February 2007

I.	Proxy Voting Policy

SEC registered investment advisers are required to follow certain limited steps concerning proxy voting on behalf of their clients.  They must:

•
Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of clients, and those procedures must include how the adviser will address material conflicts that may arise between the adviser’s interests and its clients’ interests;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to client securities; and
•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

Stralem & Company Incorporated (“Stralem”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts.  Generally, Stralem is not authorized by its clients to vote proxies on their behalf.  Although Stralem’s proxy voting policies are stated below, Stralem considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate shareholder interests.

As a general rule, Stralem will vote against any actions that would:

•	reduce the rights or options of shareholders,
•	reduce shareholder influence over the board of directors and management,
•	reduce the alignment of interests between management and shareholders, or
•	reduce the value of shareholders’ investments.

•	Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance.  Key board committees, including audit and compensation committees, should be completely independent.

There are some actions by directors that should result in votes for their election being withheld. These instances include directors who:

•	Are not independent directors and sit on the board’s audit or compensation committee;
•	Attend less than 75 percent of the board and committee meetings without a valid excuse;
•	Implement or renew a dead-hand or modified dead-hand poison pill;
•	Enacted egregious corporate governance policies or failed to replace management as appropriate;
•	Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or
•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Portfolio manager’s assessment;
•	Qualifications of director nominees (both slates);
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
•	Background to the proxy contest.

•	Independent Auditors

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. Stralem will support the reappointment of the company’s auditors unless:

•	It is not clear that the auditors will be able to fulfill their function;
•	There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or
•	The auditors have a significant professional or personal relationship with the issuer that compromises the auditors’ independence.

•	Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. Stralem will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

•	Stralem will generally vote against plans where:
♦	the total dilution (including all equity-based plans) is excessive.
♦	the company can re-price underwater options without shareholder approval,
♦	the company can issue options with an exercise price below the stock’s current market price,
♦	the company can issue reload options, or
♦	the plans includes an automatic share replenishment (“evergreen”) feature.
•	Stralem will generally support:
♦	proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.
♦	the board’s discretion to determine and grant appropriate cash compensation and severance packages.
♦	the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

•	Corporate Matters

Stralem will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

•	Stralem will generally support:
♦
merger and acquisition proposals that the Senior Portfolio Manager believes, based on his review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

♦
proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

♦	proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.
•	Stralem will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

•	Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. Stralem reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request.

•	Stralem will generally support
♦	the board’s discretion regarding shareholder proposals that involve ordinary business practices.
♦	proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.
♦	proposals to lower barriers to shareholder action.
♦	proposals to subject shareholder rights plans to a shareholder vote.

•	Other

•	Stralem will vote against
♦	proposals where the proxy materials lack sufficient information upon which to base an informed decision.
♦	proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.
•	Stralem will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

Stralem’s proxy policies, and the procedures noted below, may be amended from time to time.

II.	Proxy Voting Procedures

•
After considering the newly mandated proxy voting reporting requirements, Stralem determined that it would be beneficial to subscribe to the proxy monitoring and voting agent services offered by Institutional Shareholder Services, Inc (“ISS”). ISS provides a proxy analysis with research and voting recommendations for each matter submitted to shareholder vote by companies held in the portfolios of advisory accounts that have requested Stralem to assume proxy voting responsibility or accounts that Stralem is required by law to vote proxies on behalf of that entity. In addition, ISS votes, records and generates a voting activity report for Stralem’s clients. Stralem monitors ISS’s voting and if Stralem does not issue instructions to ISS for a particular matter, ISS will mark the ballots in accordance with their recommendations. As part of ISS’s recordkeeping/administrative function, ISS receives and reviews all proxy statements, ballots and other materials, and generates reports regarding proxy activity. Stralem may receive proxy statements with respect to client securities at any time, although in general proxy statements will be sent either directly to ISS or to the client if Stralem has not been asked to vote the proxies.

•
When Stralem is asked or required by law to vote proxies on behalf of a client, Stralem will generally vote in accordance with the recommendations of ISS, but Stralem may issue instructions to change a particular vote if Stralem determines that it is in the client’s best interest. Where applicable, Stralem will also consider any specific guidelines designated in writing by a client.

•
The Senior Portfolio Manager will consider Stralem’s fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The Senior Portfolio Manager will periodically monitor and review the policies of ISS.

In addition to the foregoing, Stralem will adhere to the following protocols:

•	Stralem will not engage in conduct that involves an attempt to change or influence the control of a company, other than by voting proxies and participating in Creditors’ committees.
•	Stralem will not publicly announce its voting intentions and the reasons therefore.
•	Stralem will not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
•
All communications regarding proxy issues between the Stralem and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing Stralem’s concerns for its advisory clients’ interests and not in an attempt to influence or control management.

III.	Conflicts of Interest

Stralem will review each proxy to assess the extent to which there may be a material conflict between Stralem’s interests and those of Stralem’s advisory clients. A potential conflict of interest situation may include where Stralem or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm Stralem’s relationship with the company.  In order to avoid even the appearance of impropriety, Stralem will not take Stralem’s relationship with the company into account, and will vote the company’s proxies in the best interest of Stralem’s advisory clients, in accordance with these proxy policies and procedures.

To the extent that the Senior Portfolio Manager has any conflict of interest with respect to a company or an issue presented, then the Senior Portfolio Manager should inform the Compliance Officer and the President of Stralem of such conflict and Stralem will refer the matter to ISS and direct that service to vote the proxy in the client’s interest.

IV.	Document Retention Policy.

Stralem will retain and/or cause to be retained by ISS the following documents in a central location:

•	A copy of this Policy & Procedure Statement.

•	A list of proxy statements received for each advisory client.
•
A record of each vote cast on behalf of a client.  Stralem may rely on a third party to make and retain this record on Stralem’s behalf, so long as Stralem has obtained the third party’s undertaking to provide a copy of such voting record promptly upon request.

•	A copy of any document created by Stralem that was material to Stralem’s decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.
•	A copy of each written client request for information on how Stralem voted proxies on behalf of the client, and a copy of any written response from Stralem to the requesting client.

These documents will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record. Records maintained by Stralem shall be maintained for the first two years in an appropriate office of Stralem and three years in offsite storage.

Adopted:  October 1, 2003

Registration Statement
of
STRALEM FUND
on
Form N-1A

PART C.                      OTHER INFORMATION

Item 23.

Exhibits:
(a)(1)	Certificate of Trust dated January 27, 1999.(1)
(a)(2)	Trust Instrument dated January 27, 1999.(2)
(b)	Trust Bylaws dated December 14, 2005.(2)
(c)
The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a) above, and in Article IV of the Trust Bylaws referenced in Exhibit (b) above.

(d)	Investment Advisory Agreement dated September 12, 2005 between Registrant, on behalf of Stralem Balanced Fund and Stralem Equity Fund and Stralem & Company Incorporated (“Stralem”).(2)
(e)	Not applicable
(f)	Not applicable.
(g)	Form of Custodian Agreement between Registrant and Pershing Advisory Solutions LLC. (4)
(h)	Not applicable.
(i)(1)	Opinion of Kramer Levin Naftalis & Frankel LLP dated April 29, 1999.(3)
(i)(2)	Opinion of Morris, Nichols, Arsht & Tunnell dated April 29, 1999.(3)
(i)(3)	Consent of Kramer Levin Naftalis & Frankel LLP.(4)
(j)	Consent of Auditors.(4)
(k)	Not applicable.
(l)	Not applicable.
(m)	Not applicable.
(n)	Not applicable.
(p)(1)	Code of Ethics of Registrant dated October 11, 2005, as amended August, 2006.(4)
(p)(2)	Code of Ethics of Stralem dated January 18, 2006, as amended August, 2006.(4)

(1)Filed electronically as an Exhibit to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A on February 26, 1999, accession number 0000922423-99-000367, and incorporated herein by reference.

(2)           Filed electronically as an Exhibit to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on FormN-1A on February 28, 2006, accession number 0000922423-06-000323, and incorporated herein by reference.

(3)Filed electronically as an Exhibit to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A on April 29, 1999, accession number 0000922423-99-000570 and incorporated herein by reference.

(4)           Filed herewith.

Item 24.                      Persons Controlled by or Under Common Control with Registrant.

There are no persons controlled by or under common control with the Registrant.

Item 25.                      Indemnification.

Indemnification in Trust Instrument of Registrant referenced in Item 23(a)(2), above.

Section 10.02  Indemnification

(a)           Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)           every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)           the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person:

(i)           who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)           in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)           Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Item 26.	Business and Other Connections of Investment Adviser.

The following table shows the names and principal occupations with Stralem of the officers and directors of Stralem and their positions, if any, with Registrant.  These individuals have no other substantial business or other connections other than with Stralem or Registrant.

Name	Principal Occupation with Stralem	Position with Registrant
Hirschel B. Abelson	President	Secretary and Treasurer
Philippe E. Baumann	Executive Vice President	President and Trustee
Irene Bergman	Senior Vice President	None
Philippe Labaune	Vice President	Vice-President
Adam Abelson	Vice President	Vice President
Andrew Eras	Vice President	None
Andrea Baumann Lustig	Vice President	None
Joann Paccione	Chief Compliance Officer	Chief Compliance Officer, Assistant Treasurer, Assistant Secretary

The address of each of the foregoing is 645 Madison Avenue, New York, New York 10022.

Item 27.                      Principal Underwriters.

(a)          Inapplicable.  The Registrant self-distributes and no longer uses Stralem as its distributor.

(b)          Inapplicable.

(c)          Inapplicable.

Item 28.                      Location of Accounts and Records.

All accounts and records that are less than three years old are in the physical possession of Registrant at 645 Madison Avenue, New York, New York 10022.  Paper books and records that are three years or older are maintained at an off-site storage facility, Yorkville Van & Storage, at 270 Rider Avenue, Bronx, NY 10451.

Item 29.                      Management Services.
Not applicable.

Item 30.                      Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 31st day of January, 2008.

STRALEM FUND

By: /s/ Philippe E. Baumann
Philippe E. Baumann, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Dates
/s/ Philippe E. Baumann Philippe E. Baumann	Trustee and President (Principal Executive Officer)	February 1, 2008
/s/ Kenneth D. Pearlman Kenneth D. Pearlman	Trustee	February 1, 2008
/s/ Jean Paul Ruff Jean Paul Ruff	Trustee	February 1, 2008
/s/ Michael Rubin Michael Rubin	Trustee	February 1, 2008
/s/ Hirschel B. Abelson Hirschel B. Abelson	Secretary and Treasurer (Principal Financial and Accounting Officer)	February 1, 2008

EXHIBIT INDEX

EX-99.(i) EX-99.(j) EX-99.(p) EX-99.(p) EX-99.(j )	Consent of Kramer Levin Naftalis & Frankel LLP Consent of Auditors Code of Ethics of Registrant dated Code of Ethics of Stralem dated Custodian Agreement